Filed Pursuant to Rule 497(d)


                        INVESCO UNIT TRUSTS, SERIES 1872

                        Utility Income Portfolio 2018-2

                          Supplement to the Prospectus


   As a result of a previously announced merger, on June 5, 2018, holders of Westar Energy, Inc. ("WR") common stock received 1 share of Evergy, Inc. ("EVRG") common stock for every 1 share of WR.

   Notwithstanding anything to the contrary in the prospectus, your Portfolio now holds, and will continue to purchase, shares of EVRG.

Supplement Dated: June 5, 2018